Exhibit 99.1

PRESS RELEASE

5401 Virginia Way Brentwood, Tennessee 37027

TRACTOR SUPPLY COMPANY ANNOUNCES CLOSING OF $650 MILLION SENIOR NOTES OFFERING

Brentwood, Tenn., October 30, 2020 – Tractor Supply Company (NASDAQ: TSCO), the largest rural lifestyle retailer in the United States, today announced it has closed a public offering of $650 million of 1.750% Notes due 2030 (collectively, the “Notes”). Net proceeds from the offering were approximately $636.7 million, after deducting offering expenses and underwriters’ discounts. The Company intends to use the net proceeds from the sale of the Notes to refinance borrowings under its senior credit facilities and for general corporate purposes.

Goldman Sachs & Co. LLC, Wells Fargo Securities, LLC and Regions Securities LLC acted as joint book-running managers for the offering. Bass, Berry & Sims PLC served as legal counsel to the Company and Simpson Thacher & Bartlett LLP served as legal counsel to the underwriters.

This offering was made pursuant to an effective shelf registration statement, including a base prospectus, that was filed with the Securities and Exchange Commission (the “SEC”) on October 22, 2020 and which is available on the SEC website. A final prospectus supplement describing the terms of the offering and the accompanying base prospectus was filed with the SEC on October 28, 2020 and is available on the SEC website. Copies of these documents may also be obtained from Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, Attention: Prospectus Department, Telephone: 866-471-2526, Email: Prospectus-ny@ny.email.gs.com; Wells Fargo Securities, LLC, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, Attention: WFS Customer Service, Telephone: 1-800-645-3751, Email: wfscustomerservice@wellsfargo.com; or Regions Securities LLC, 1180 West Peachtree St. NW, Suite 1400, Atlanta, Georgia 30309, or by telephone at 1-800-850-7758.

This press release shall not constitute an offer to sell, a solicitation to buy or an offer to purchase any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Tractor Supply Company

Tractor Supply Company (NASDAQ: TSCO), the largest rural lifestyle retailer in the United States, has been passionate about serving its unique niche, as a one-stop shop for recreational farmers, ranchers and all those who enjoy living the rural lifestyle, for more than 80 years. Tractor Supply offers an extensive mix of products necessary to care for home, land, pets and animals with a focus on product localization, exclusive brands and legendary customer service that addresses the needs of the Out Here lifestyle. With more than 40,000 Team Members, the Company leverages its physical store assets with digital capabilities to offer customers the convenience of purchasing products they need anytime, anywhere and any way they choose at the everyday low prices they deserve. At September 26, 2020, the Company operated 1,904 Tractor Supply stores in 49 states and an e-commerce website.

Tractor Supply Company also owns and operates Petsense, a small-box pet specialty supply retailer focused on meeting the needs of pet owners, primarily in small and mid-size communities, and offering a variety of pet products and services. At September 26, 2020, the Company operated 183 Petsense stores in 25 states.

Tractor Supply Company

Contacts:

Mary Winn Pilkington (615) 440-4212

Marianne Denenberg (615) 440-4345

Disclosure Regarding Forward-Looking Statements

As with any business, all aspects of the Company’s operations are subject to influences outside its control. This press release contains certain forward-looking statements, including statements regarding an anticipated financing and any repayment of debt. Factors that could affect the anticipated financing and repayment of debt as well as future results include the timing of normalized macroeconomic conditions from the impacts of the COVID-19 pandemic, the Company’s ability to predict the timing of normalized macroeconomic conditions, the amount of share repurchases, marketing, merchandising and strategic initiatives and new store and distribution center openings and expenses in future periods, including incremental costs associated with COVID-19. These forward-looking statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and may be affected by certain risks and uncertainties, any one, or a combination, of which could materially affect the results of the Company’s operations. These factors include, without limitation, national, regional and local economic conditions affecting consumer spending, including the effects of COVID-19, the effects that “shelter in place” or other similar mandated or suggested social distancing protocols could have on the business, the costs of doing business as a retailer during the COVID-19 pandemic, the effectiveness of the Company’s responses to COVID-19 and customer response with respect to those actions, the effects of COVID-19 on our suppliers, business partners and supply chain, the timing and acceptance of new products in the stores, the timing and mix of goods sold, weather conditions, the seasonal nature of the business, transportation costs, including but not limited to, carrier rates and fuel costs, purchase price volatility (including inflationary and deflationary pressures), the ability to increase sales at existing stores, the ability to manage growth and identify suitable locations, failure of an acquisition to produce anticipated results, the ability to successfully manage expenses, particularly in light of COVID-19, including but not limited to, increases in wages, and execute key gross margin enhancing initiatives, the availability of favorable credit sources, capital market conditions in general, the ability to open new stores in the manner, timing and number currently contemplated, the impact of new stores on the business, competition, including competition from online retailers, effective merchandising initiatives and marketing emphasis, the ability to retain vendors, reliance on foreign suppliers, the ability to attract, train and retain qualified employees, product liability and other claims, changes in federal, state or local regulations, potential judgments, fines, legal fees and other costs, breach of information systems or theft of employee or customer data, ongoing and potential future legal or regulatory proceedings, management of the Company’s information systems, failure to develop and implement new technologies, the failure of customer-facing technology systems, business disruption including from the implementation of supply chain technologies, effective tax rate changes, including expected effects of the Tax Cuts and Jobs Act, and results of examination by taxing authorities, the imposition of tariffs on imported products or the disallowance of tax deductions on imported products, the ability to maintain an effective system of internal control over financial reporting, and changes in accounting standards, assumptions and estimates. Forward-looking statements made by or on behalf of the Company are based on knowledge of its business and the environment in which it operates, but because of the factors listed above, actual results could differ materially from those reflected by any forward-looking statements. Consequently, all of the forward-looking statements made are qualified by these cautionary statements and those contained in the Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. There can be no assurance that the results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to or effects on the Company or its business and operations. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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